China Recycling Energy Group

Investor Presentation
May 2008

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

Investment Merits

- **Low Cost and High Margins**
  - CREG's power systems recover energy from previously wasted energy sources.
  - Virtually no need to purchase any raw material. Generation cost is probably the lowest in the world.
  - Gross margins per project often exceeds 50%.
  - Payback period of Initial investment can usually be less than 3 years for TRT and CHPG.
- **Attractive, Scalable Model and Stable and Diversified Cash Flow**
  - CREG's customers guarantee the off-take of all electricity output from the plants at fixed prices.
  - Cash flow of these projects is very stable over the course of the long-term contracts.
  - The Company can easily expand its operation scale by installing for multiple plants.
  - CREG can also diversify its projects across various industries.
- **Huge Potential for Growth**
  - Markets for TRT and CHPG are growing rapidly, thanks to the significant growth of the steel and cement industries in China.
  - The market penetration is quite low, particularly given the potential for other types of energy recycling projects at existing users and in other industries.

Investment Merits

- **Experienced Management**
  - CREG's top management and engineering team have over 20 years of industry experience and have been previously involved in many TRT, cement and electricity generation projects within state owned enterprises.
  - CREG's team has high credibility among its customers.
- **Strong Technical Capabilities**
  - TRT systems need to operate under hazardous environment. Customers usually prefer operators with proven track record. Customers were very satisfied with CREG's engineering and construction team for their professional work ethic and excellent organization work at project sites.
  - CREG has several world leading technologies on recycling waste heat.
- **Potential Additional Revenue from CDM**
  - As CREG helps its customers reduce waste gas emission and increase energy efficiency, the Company may get additional tax-free government subsidies and significant amount of CDM income (i.e. carbon credits).

Company Overview

- China Recycling Energy Group ("CREG") is a recovered-energy solution company engaged in the development, construction and operation of recovered energy power plants for large industrial plants such as steel, cement, coke, petrochemical and glass factories and Coal/gas Mining.
- The operational body of CREG, Xi'an TCH Energy Technology, was incorporated in China and did RTO to list in OTCBB in Jan. 2007.
- CREG/TCH's predecessor started energy recycling business in 2003. It completed its 1st TRT project, which is the second set of shared TRT system in the world, in 2006.
- CREG signed with Carlyle Asia Growth Fund for approximately $15 million mezzanine investment of convertible debt and common shares with an option for an additional $10 million of convertible debt.
- Ticker: CREG.OB
- Total shares outstanding: approximately 36 million
- Employees: 112

Product/Service

- All of CREG's power systems recover the byproducts, such as heat, pressure, steam, residuals, etc., generated during industrial production processes which were previously wasted. The input materials have virtually no cost.
- CREG's Business model:



Supply power to the customers for new production
Use the exhaust pressure and heat to generate power
Pressure and heat released in production

- CREG's model creates a win-win situation for both itself and the clients.
  - CREG provides the initial capex investment in exchange for attractive returns on the investment.
  - The customers can focus their capital resources on the core businesses.
  - The customers can get electricity at a cheaper rate than the grid prices, and comply with government's environmental regulations.

Product/Service

- CREG's recovered power systems can generally be classified into 4 categories:

System	Description	Application
TRT	Blast Furnace Top Gas Recovery Turbine Unit, a system that utilizes high pressured gas emitted from the steel blast furnace top to drive turbine units and generate electricity.	Steel plants
CHPG	Cement Heat Power Generation, a system that collects the waste heat from the entrance and exit ends of the cement rotary kilns to generate electricity.	Cement plants
CGGE	Coal Gangue Generated Electricity, a system that utilizes coal gangue or residuals from coal mining and processing as fuel source to generate electricity.	Coking factories, coal processing plants
CCPP	Combined Cycle Power Plan, a system that generates electricity by burning the previously released gas generated during the iron making process from blast furnaces. This can be achieved using either the boiler or CCPP turbine method.	Steel plants, coking factories

Project Sites

TRT Project Site →

- World's 2nd set of shared TRT
- Shortest construction period
- Highest accuracy of automatic control in the industry





← **CHPG Project Site**
3 Projects under construction

Business Model

- Win-win Business Model
  - BOT: CREG builds and operates power projects under long-term contracts (usually 5-15 years) and transfers the assets to the customers after the contract period. It typically charges customers for the actual electricity generated at a tariff meaningfully lower than the state power grid. The customers have obligations to absorb all the electricity output from CREG.
  - Lease: CREG builds and leases the projects to the customers for a fixed rental payment per year. CREG may transfer the equipment to the customers after the lease expires, or may renew the lease with customers.
  - Investment: CREG may also invest in and permanently own some projects in the future, where the customers become pure off-takers of the power output and the ownership of the equipment does not get transferred to the customers.
  - Turnkey Contractor: CREG builds and transfers the projects after completion of installation.
- Benefits to CREG's customer
  - Focus on core business
  - Save on initial investment
  - Cheaper electricity rates and lower operating cost
  - Up to date technical support
- Target Customer Base
  - Steel mills w/ production capacity over 3m tons
  - Cement factories w/ production capacity over 2m tons (New Production facility)
  - Coking factories w/ production capacity over 600K tons

Cost Comparison of Various Power Generation Methods

- Electricity generated from CREG's power systems has likely the lowest cost in the world, even cheaper than hydro-electricity and much lower than coal-fire generated electricity

Power Type	% of total Market	Capital Investment $/kw	Power Generation Cost $/kw
Waste Heat & Pressure	0.08	600-1,070	0.0043-0.01
Thermal Power	72.22	640-1,140	0.0214-0.0271
Hydroelectricity	26.8	860-1,430	0.0057-0.0129
Nuclear Power	0.7	1,450-1,670	0.0229
Solar Power	0.08	2,000-2,570	0.2857-0.4286
Others	0.1	1,140-1,430	0.017-0.023

Source: Industrial Association's Reports and CREG's Estimates

Market Outlook

- TRT - Steel: China's steelmakers are still in the process of adopting the technology. The government is requiring all existing and new blast furnaces to install TRT systems before a certain deadline.
- The steel industry has been growing at 20% p.a. for the past 5 years, and is expected to continue the growth along with the economy and strong infrastructure spending. *
- Potential market size: over 200 TRT projects in China over the next 5 years.*
- Equivalent to Electricity Revenue: 686 million dollars*



Steel Output
Steel output in China grows around 20% p.a., 1 ton = 38KWh generation
Unit: million ton
500
400
300
200
180
220
272.5
349
418.8
460
2002
2003
2004
2005
2006
2007

*Source for data and chart: Steel Association Report 2006

Market Outlook

- CHPG – Cement: The CHPG market is also developing on the back of considerable growth in the real estate and infrastructure sectors. Government is advocating cleaner and more efficient energy sources, and thus is requiring all new cement kilns to install CHPG to reduce waste heat.
- China's annual cement output is approximately 1.24 billion tons, growing at about 10-20% p.a.*
- Potential market size: 480 CHPG projects.*
- Equivalent to electricity revenue: 157 million dollars*


Cement Output
Cement output in China grows at 10%-20% p.a., 1 ton cement clinker = 35 kWh
Unit: million ton
1500
1000
500
200
661
704
812
934
1048
1240
2001
2002
2003
2004
2005
2006

*Source for data and chart: Cement Association Report 2006

Market Outlook

- CGGE - Coke:
  - The CGGE recycled electricity market is estimated to be about 22.5 billion KWh (or about US$1.5 billion in revenue size).*
  - With China's annual coke output reaching 281 million tons and the industry growing at 20% p.a., the growth potential is significant.* Each ton of coal gauge can help generate 80KWh of electricity through its process, more efficient than steel or cement.*
- There are many other applications of recycling waste heat, pressure and gas in steel factories, cement plants, glass factories, non-ferrous metal refining factories as well as from recycled natural gas or biomass. CREG has the expertise and operation experience to penetrate into many other sectors when sufficient capital is available.
- Potential market size:*
  - 300 Blast Furnace Waste Gas projects
  - 500 Blast Furnace Waste Heat projects
  - 100 Glass Furnace Waste Heat projects
  - 300 Non-ferrous Metal projects

*Source: Coal Association Report 2006 and CREG's Estimates

Competition & Entry Barriers

- TRT: Limited competition in outsourced TRT market. Most systems are done in-house. Entry barriers are also quite high due to dangerous work environment, and steelmakers only trust experienced operators. Main competitors are usually government owned research institutes and their wholly-owned construction companies, mostly operating under a turnkey contract model. CREG is one of the very few BOT operators.
- CHPG: CHPG technology is relatively new and there are only a limited number of sizable factories doing it themselves. Most of these CHPG systems are very small in scale. Main competitors are usually research institutes (which operate under turnkey contract model).
- CGGE: The same as CHPG market. Competition not severe. Market size is sufficiently large.
- CCPP: Low competition because of high technology requirement. There are only 4 equipment suppliers.
- Entry Barriers
  - Technology
  - Experience
  - Investment Capital
  - Credibility and Track Record
  - Customer Relationships

Experienced Management with Proven Track Record

- **Mr. Ku Guohua – Founder, CTO**
  - More than 20 years of experience in TRT technology, design, R&D and project management. Involved the 1st set of TRT installation and operation in China.
  - Former official of Shaanxi Blower Group, the dominant TRT equipment manufacturer in China.
  - Has been engaged in long-term research of the recoverable energy industry such as TRT, power generation by waste heat, power generation by natural gas and is influential in the industry.
  - MBA of Northwest University (China).
- **Mr. Wu Guang Yu – CEO**
  - Previous work experience with large financial institutions such as China Construction Bank and SEG Trust
  - Experienced in investment management, business planning and business administration.
  - Certified economist.
- **Mr. Zhang Gaozuo – Senior Engineer & Advisor**
  - Former Senior Manager of Service Industry Department of Shanghai Electric Group.
  - Owns two technology patents relating to cement heat power generation.
  - Previous work experience with Alstrom and government institute.
  - Highly respected and very influential in the power industry.
- **Mr. Rong Mingda – CFO**
  - Former CFO of Shaanxi Dafeng Group.
  - Certified accountant for Xi'an Sigma Accounting Firm. Accounting lecturer in Xi'an Finance College
  - BA from Xi'an University of Finance and Economics. MBA from Hong Kong Open University.

Core Competence

- Management team and technical team are among the most experienced in China with proven track records.
- Senior management team's industry experience and connections in the sectors help ensure smooth marketing, signing and implementation of the projects, and enter into client base that they would otherwise be unable to tap into.
- One of very few companies in China possess expertise in recycled energy system design across various industries and applications.
- Ability to act fast, remain flexible and be truly commercial in project assessment and negotiation versus its state owned competitors
- Close relationships with steel plants due to past successful projects and linkage to up-stream equipment suppliers
- Strong technology, design, engineering and system integration capabilities that have been endorsed by clients
- Coalition with 3 designing institutions/university to keep recycling energy technology on the cutting edge

Business Planning

- Up to date, CREG's projects:
  - 3 TRT projects and 1 CHPG project have been in operation.
  - Agreements/MOU of 8 projects (mostly TRT and CHPG) have been signed, of which 1 TRT project and 3 CHPG projects under construction. Some of projects may start in 2009 or 2010.
  - 6 other TRT, CHPG and CGGE projects are under negotiation.
- A strong pipeline of projects is expected for the next 2 years. 13 projects are planned to be completed or acquired by end of 2009.
- Over three years
  - Strong branding campaign and more market share
  - Migration to higher exchange board
  - Business development in new application areas of recycling energy

Financials

Dec 31, in thousand dollars	2006A	2007A	2008E	2009E
Income Statement				
Sales Revenue	2,889	9,302		
Growth in %		*222%*		
Cost of sales	(2,306)	(7,033)		
Gross profit	583	2,269		
Income on sales-type lease	-	1,016		
Gross profit Margin	*20.18%*	*35.31%*		
Total operating income	583	3,285		
Total Operating expenses	(14,694)	(542)		
Income from operation	(14,111)	2,742		
Net income (loss)	(14,024)	1,878	5,000*	10,000
Growth in %			166%	100%
Balance Sheet	*exclusive of non cash expense for option and CB			
Current Assets		15,231		
Current Liability		5,848		
Total Assets		23,171		

Summary

- Strong market growth potential in the backdrop of growing markets in steel, cement and other heavy industries, while at the same time, the government is imposing more stringent environmental regulations
- CREG adopts a business model that provides upfront capital and technical expertise to its target clients in exchange for long-term electricity off-take arrangements where its income and profitability is guaranteed
- CREG's business model is highly scalable and provides a win-win situation for both the Company and its clients, who can enjoy higher energy efficiency and better compliance with environmental regulations
- Management team is very experienced with proven track record and strong technical capabilities